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                                                                    EXHIBIT 10.1

                               FOURTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


                  THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Fourth Amendment" or this "Amendment") dated effective as of July 31, 2002 is entered into by and among HYDRIL COMPANY, a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (along with any other Person who becomes a lender, the "Lenders"), the guarantors listed on the signature page hereto and any Person who becomes a Guarantor subsequent hereto (collectively the "Guarantors"), and BANK ONE, NA, successor-in-interest to Bank One, Texas, N.A., with its main office in Chicago, Illinois ("Bank One"), individually as a Lender and as agent for Lenders (in such capacity, the "Agent").



                              PRELIMINARY STATEMENT

                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain Second Amended and Restated Loan Agreement dated August 25, 2000 (the "Original Loan Agreement") under the terms of which Lenders agreed to make revolving credit loans to Borrower not to exceed $25,000,000; and

                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain First Amendment to Second Amended and Restated Loan Agreement dated September 29, 2000 (the "First Amendment") pursuant to which Borrower and Lenders agreed to amend certain terms and provisions of the Original Loan Agreement; and

                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain Second Amendment to Second Amended and Restated Loan Agreement dated September 25, 2001 (the "Second Amendment") pursuant to which Borrower and Lenders agreed to further amend certain terms and provisions of the Original Loan Agreement, as amended by the First Amendment; and

                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain Third Amendment to Second Amended and Restated Loan Agreement dated December 19, 2001 (the "Third Amendment") pursuant to which Borrower and Lenders agreed to further amend certain terms and provisions of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter referred to as the "Loan Agreement"); and

                  WHEREAS, Guarantors have executed that certain Guaranty dated December 19, 2001 (the "Guaranty Agreement") guaranteeing, among other things, the Obligations (as such term is defined in the Guaranty Agreement) of Borrower under the Loan Agreement; and

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                  WHEREAS, Borrower has now requested that the Agent and Lenders modify the Loan Agreement further and change certain terms thereof, and the Agent and Lenders have agreed to do so; and

                  WHEREAS, Lenders, the Agent, Borrower and Guarantors wish to execute this Amendment to evidence such agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantors, Lenders and the Agent hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Loan Agreement):

                  Section 1. Amendment to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Revolving Loan Commitment" in its entirety and substituting in its place the following:

                  "Revolving Loan Commitment means $5,000,000.00."

                  Section 2. Representations True; No Default. Borrower represents and warrants that:

                     (i) this Amendment has been duly authorized, executed and
              delivered on its behalf; the Loan Agreement, as amended hereby, together with the Notes and the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

                     (ii) the representations and warranties of Borrower
              contained in Article 6 of the Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date or are untrue as a result of transactions permitted under the Loan Agreement as amended hereby;

                     (iii) after giving effect to this Amendment, no Default or
              Event of Default under the Loan Agreement has occurred and is continuing;

                     (iv) Exhibit 6.9 to the Loan Agreement is true and correct as of the date hereof; and

                     (v) The execution of this Amendment and the guaranties
              contemplated herein will not result in a breach of any provision of the Note Agreement and no consent or agreement of the Noteholders is required to be obtained in connection with the execution of this Amendment or the guaranties contemplated herein.


                                       2
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                  Section 3. Expenses, Additional Information. Borrower shall pay to the Agent all reasonable expenses incurred in connection with the execution of this Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. Borrower shall furnish to the Agent and Lenders all such other documents, consents and information relating to Borrower as the Agent or any Lender may reasonably require to accomplish the purposes hereof.

                  Section 4. Effectiveness. This Amendment shall become effective when, and only when Borrower, Guarantors, Lenders and the Agent shall have executed and delivered to the Agent a counterpart of this Amendment.

                  Section 5. Miscellaneous Provisions.

                  (a) From and after the execution and delivery of this Amendment, the Loan Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Loan Agreement shall continue in full force and effect.

                  (b) The Loan Agreement and this Amendment shall be read and construed as one and the same instrument.

                  (c) Any reference in any Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended by this Amendment.

                  (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

                  (e) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (f) The headings herein shall be accorded no significance in interpreting this Amendment.

                  Section 6. Guarantors. This Amendment does not have the effect of discharging, releasing or in any way modifying or limiting the obligations of the Guarantors under the Guaranty Agreement, which is, and shall remain, in full force and effect. Guarantors, by execution below, hereby consent to this Amendment and the modification to the Loan Agreement described herein and acknowledge and agree that their respective obligations under the Guaranty Agreement are not affected hereby and that such obligations are continuing, existing and in full force and effect.

                  Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower, Lenders and the Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

                  SECTION 8. FINAL AGREEMENT OF THE PARTIES. THIS AMENDMENT, THE NOTES, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS


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CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS
BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Section 9. This Amendment may be executed by the parties on separate counterparts, and each counterpart when so executed and delivered shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

             [The remainder of this page intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers to be effective as of the date first written above.

                                 BORROWER:

                                        HYDRIL COMPANY


                                        By: /s/ Michael C. Kearney
                                           -------------------------------------
                                        Name:   Michael C. Kearney
                                        Title:  Chief Financial Officer &
                                                Vice President Administration


                                        By: /s/ Andrew W. Ricks
                                           -------------------------------------
                                        Name:   Andrew W. Ricks
                                        Title:  Treasurer


                                 AGENT/BANK:

                                        BANK ONE, NA, Individually, as a
                                        Lender and as the Agent


                                        By: /s/  Brandi Molaison
                                           -------------------------------------
                                        Name:    Brandi Molaison
                                        Title:   Vice President


                  [First Signature Page to Fourth Amendment to
                  Second Amended and Restated Credit Agreement]

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                                   GUARANTORS:

                                   HYDRIL COMPANY LP

                                   By:        Hydril General LLC,
                                              its General Partner

                                              By: /s/ Christopher T. Seaver
                                                  ------------------------------
                                              Name:   Christopher T. Seaver
                                              Title:  President


                                   HYDRIL GENERAL LLC


                                   By: /s/ Christopher T. Seaver
                                       -----------------------------------------
                                   Name:   Christopher T. Seaver
                                   Title:  President


                                   HYDRIL LIMITED LLC


                                   By: /s/ Toni L. Lindsay
                                       -----------------------------------------
                                   Name:   Toni L. Lindsay
                                   Title:  Assistant Secretary

                  [Second Signature Page to Fourth Amendment to
                  Second Amended and Restated Credit Agreement]